STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	18
Beginning Date of Accrual Period	20-Mar-03
End Date of Accrual Period	20-Apr-03
Distribution Date	21-Apr-03
Previous Distribution Date	20-Mar-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements
Principal Collections	17,250,663.76
Interest Collections (net of servicing fee)	3,794,305.10
Servicing Fee	200,073.21
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	21,245,042.07
Interest Paid to Certificates	515,680.07
Principal Paid to Certificates	17,798,027.89
Equity Certificate	2,731,260.90
Servicing Fee	200,073.21

Balance Reconciliation

Begin Principal Balance	480,175,715.02
Principal Collections (including repurchases)	17,250,663.76
Charge off Amount	547,364.13
End Principal Balance	462,377,687.13

Collateral Performance
Cash Yield (% of beginning balance)	9.98%
Charge off Amount (% of beginning balance)	1.37%
Net Yield	8.61%

Delinquent Loans
30-59 days principal balance of loan	11,445,227.71
30-59 days number of loans	139
60-89 days principal balance of loan	1,575,105.57
60-89 days number of loans	21
90+ days principal balance of loan	16,896,429.71
90+ days number of loans	189

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	5,632
Number of HEL outstanding (EOP)	5,445
Number of Loans that went into REO	9
Principal Balance of Loans that went into REO	905,081.51

Overcollateralization
Begin OC Amount	142,530,364.62
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.62

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	2,731,260.90

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.28375%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.65375%
Class A Pass-Through Rate	1.65375%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.23375%
Class M Pass-Through Rate	2.23375%
Available Funds Cap	9.87656%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	24.244757
2. Principal Distribution per $1,000	23.586981
3. Interest Distribution per $1,000	0.657777

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.65375%
2. Days in Accrual Period	32

3. Class A Interest Due	441,190.66
4. Class A Interest Paid	441,190.66
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP
7. Class A Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	300,129,697.53
2. Class A Principal Due	15,820,495.44
3. Class A Principal Paid	15,820,495.44
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount
6. Class A Principal Balance, EOP	284,309,202.09

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	24.475452
2. Principal Distribution per $1,000	23.586981
3. Interest Distribution per $1,000	0.888471

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.23375%
2. Days in Accrual Period	32

3. Class M Interest Due	74,489.41
4. Class M Interest Paid	74,489.41
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP
7. Class M Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	37,515,652.87
2. Class M Principal Due	1,977,532.45
3. Class M Principal Paid	1,977,532.45
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount
6. Class M Principal Balance, EOP	35,538,120.42

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP